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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-02419


                         SUPPLEMENT TO THE PROSPECTUS
                         OF TCW/DW GLOBAL TELECOM TRUST
                              DATED JULY 31, 1998

     On February 25, 1999, the Board of Trustees of TCW/DW Global Telecom Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities"), pursuant to which substantially all of the assets of the Fund would be combined with those of Global Utilities and shareholders of the Fund would become shareholders of Global Utilities receiving shares of Global Utilities equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Global Utilities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 8, 1999. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Global Utilities will be distributed to shareholders of the Fund.

     The first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" is hereby replaced by the following:

   The Fund's portfolio is actively managed by the Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee, a Managing Director of the Adviser, and Wendy S. Barker, a Senior Vice President of the Adviser, are the primary portfolio managers of the Fund. Mr. Hanisee has been a primary portfolio manager with affiliates of the TCW Group, Inc. since 1990. Ms. Barker has been a portfolio manager of the Fund since February 1999 and has been employed by the Adviser since 1992 conducting large cap equity fundamental research.



February 25, 1999